UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Proxy Statement	[ ]	Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

BINGO.COM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 9, 2002

Dear Stockholder:

The past year has been one of change for both Bingo.com and the entire Gaming industry. Bingo.com has been refinanced; moved it’s headquarters from Los Angeles to Vancouver; changed it’s management and all it’s staff; has launched several new initiatives, including Bigr Bingo, Bingo-Mail, and agreements with online retailers Walter Drake Inc. and The Home Marketplace. The Gaming industry in North America is finding itself under attack by many legislators in the United States and some of the credit card issuing banks. The general economy, and the stock market in particular, are very fragile, which is negatively affecting the entire advertising marketplace and the Internet advertising marketplace especially.

This difficult North American environment contrasts significantly with the rest of the world. The publication of the Budd report in the UK, which recommends regulation of gaming and approval of qualified operators to set-up and run online gaming sites in the UK has created a very positive reaction in the European gaming milieu. Many of the European players are looking at expanding their offerings to their customers and bingo is one of the areas of the industry that has lagged to date. Bingo.com is positioning itself to take advantage of this situation and will shortly be opening a UK office. We also plan, in the coming months, to be providing a cash bingo game in those jurisdictions where it is legal. In addition to Bingo-Mail and our new retail partnerships, we also expect to expand our revenue base by offering an enhanced product to our subscribers for an annual fee. Bingo.com has many strong attributes and we intend to exploit them to the utmost. We have the strongest URL in the business; a dedicated hard working staff, and a large and satisfied customer base. Our challenge is to make the most of these attributes. We believe we can and will.

I am pleased to invite you to the Annual Meeting of Stockholders (the “Annual Meeting”) of Bingo.com, Inc. The Annual Meeting will be held on Tuesday October 8th, 2002, starting at 10:00 a.m., Pacific Daylight Time, in the Executive Boardroom of the Bingo.com offices at 1166 Alberni St., Suite 1405, Vancouver, BC, Canada.

Important information concerning the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The business to be conducted at the Annual Meeting includes the election of our directors; ratification of the appointment of Davidson & Company as independent auditors for the Company for the 2002 fiscal year; approval of a proposal to allow the Company’s Board of Directors to affect a reverse split of our common stock at a later date, at their discretion, and if approved, approval of a proposal to increase the authorized share capital of the Company to 100,000,000 shares; approval of the actions of our officers and directors for the last year and for the period from the fiscal year end through the date of this Annual Meeting; and consideration of any other matter that may properly come before the meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on August 9th, 2002 as the record date for determining those stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is important. Registered stockholders can vote their shares by mailing back the accompanying proxy card. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Mailing your completed proxy card will not prevent you from voting in person at the Annual Meeting if you wish to do so.

Our Board of Directors and members of management look forward to meeting personally those stockholders who attend the Annual Meeting.

A copy of our Annual Report on Form 10-K and Audited Financial Statements for the year ended December 31, 2001 is included in this mailing to all stockholders entitled to notice of and to vote at the Annual Meeting.

Sincerely yours,

/s/ “T. M. Williams”

T. M. Williams
President and Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING
PROXY STATEMENT
BUSINESS OF THE MEETING
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
PROPOSAL NO. 2 – APPROVAL OF AUDITOR
PROPOSAL NO. 3 – TO APPROVE A PROPOSAL AUTHORIZING THE AMENDMENT OF THE
COMPANY’S ARTICLES OF INCORPORATION AND GRANT THE BOARD OF DIRECTORS THE
AUTHORITY TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF
UP TO ONE-FOR-FIVE
PROPOSAL NUMBER 4 — TO APPROVE A PROPOSAL AUTHORIZING THE AMENDMENT OF THE
COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF THE COMPANY’S COMMON STOCK TO 100,000,000 SHARES COMMON STOCK WITH $0.001
PAR VALUE
PROPOSAL NO. 5 – RATIFICATION OF THE ACTIONS OF OUR OFFICERS AND DIRECTORS FOR THE LAST YEAR AND FOR THE PERIOD FROM THE FISCAL YEAR END THROUGH THE DATE OF THIS SHAREHOLDER MEETING.
OTHER MATTERS
PROXY

NOTICE OF ANNUAL GENERAL MEETING

Notice is hereby given that the Annual Meeting (the “Meeting”) of the stockholders of Bingo.com, Inc (the “Company”) will be held at 10:00 a.m. (local time in Vancouver, British Columbia, Canada) on Tuesday October 8, 2002, in the Executive Boardroom of the Bingo.com offices at 1166 Alberni St., Suite 1405, Vancouver, BC, Canada, for the following purposes:

1.	To elect members to our Board of Directors to serve for the ensuing year;

2.	To consider and vote upon a proposal to ratify the appointment of Davidson & Company as independent auditors for the Company for the 2002 fiscal year.

3.	To approve a proposal authorizing the amendment of the Company’s Articles of Incorporation effecting up to a one-for-five (1:5) reverse split of the Company’s common stock par value $0.001 per share (the “Common Stock”) and to provide the Board of Directors discretion to consolidate the share capital of the Company within defined parameters, as deemed appropriate by the Board.

4.	To approve a proposal authorizing the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock to 100,000,000 shares of Par Value $0.001 Common Stock.

5.	Ratification of the actions of our officers and directors for the last year and for the period from the fiscal year end through the date of this shareholder meeting.

6.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Accompanying this Notice is a Proxy Statement and a form of Proxy.

The enclosed Proxy is solicited by management of the Company and shareholders may amend it, if desired, by inserting in the space provided, an individual designated to act as proxy holder at the Meeting. The holders of Common Stock of the Company of record at the close of business on August 9, 2002, will be entitled to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if the stockholder has returned a proxy card.

DATED at Vancouver, British Columbia, this 9th day of August, 2002.

BY ORDER OF THE BOARD

/s/ “T. M. Williams” T. M. Williams, President & CEO

BINGO.COM, INC.
1166 Alberni Street,
Suite 1405
Vancouver, BC V6E 3Z3

PROXY STATEMENT

Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of BINGO.COM, INC. (the “Company”) in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Tuesday October 8th, 2002, in the Executive Boardroom of the Company’s offices at 1166 Alberni St., Suite 1405, Vancouver, BC, Canada at 10:00 am. (PST). A copy of the Company’s annual report for the period ended December 31, 2001 on Form 10-K was made available to shareholders electronically via filing on EDGAR on April 1st, 2002.

The enclosed Proxy is solicited by and on behalf of the board of directors of the Company, with the cost of solicitation borne by the Company. Directors and officers of the Company may make solicitation. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the two nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held. Shareholders are not entitled to cumulate their votes.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about September 9th, 2002.

Record Date and Voting Rights

The record date for determination of shareholders who are entitled to notice of and to vote at the Annual Meeting is August 9th, 2001.

The Company is authorized to issue up to 50,000,000 shares of Common Stock, with a par value of $0.001 per share (the “Common Stock”). As of August 9th, 2002, there were 11,104, 608 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

Quorum and Votes Required for Approval.

The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the shares of Common Stock outstanding and entitled to vote on the record date will constitute a quorum entitled to conduct business at the Annual Meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares of Common Stock considered to be present at the Annual Meeting. Broker non-votes refer to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting but not voted on a matter. Directors are elected by plurality vote of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors.

Interest of Insiders in Material Transactions

As previously disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), on April 16, 2001, the Company received a loan from and issued a convertible debenture (the “Debenture”) to Redruth Ventures Inc., a British Virgin Islands corporation as to $750,000, and to Bingo, Inc., an Anguilla corporation as to $500,000 (“the Holders”). The proceeds from the Debenture were used to fund working capital requirements. The outstanding principal advanced on the Debenture bears interest at a rate of 12% per year. The Debenture is due on April 16, 2006. The Holders have the right, but not the obligation, to elect, until the third (3rd) anniversary date of the Debenture, to convert any or all of the principal amount of the Debenture into shares of the Company’s common stock at a conversion price of $0.125 per share. The Debenture is secured by all of the assets of the Company. As of the date of this report, a total of $1,250,000 has been drawn down under the terms of this Debenture. The Debenture was issued without registration under the Securities Act of 1933, as amended (the “Securities “Act”) in reliance upon Regulation S.

On May 21, 2002, Bingo, Inc. purchased from Redruth Ventures Inc., in a transaction outside the United States pursuant to an exemption from registration under Regulation S of the Securities Act, the portion of the Debenture issued to Redruth Ventures Inc. Non-U.S. persons located outside the United States purchased the portion of the Debenture from Redruth Ventures Inc.

As a result of this transaction, Bingo, Inc. has the potential to become the largest single shareholder and a majority shareholder in the Company should Bingo, Inc. elect to convert all of the principal amount of the Debenture into shares of the Company’s Common Stock on or before April 16, 2004, the third (3rd) anniversary date of the Debenture. Further, as a result of this transaction, under the terms of the Debenture, Bingo, Inc. has the right to designate the majority of the members of the Board of Directors of the Company, thereby controlling the Company. T. M. Williams and P. A. Crossgrove are the Nominees of Bingo Inc. T. M. Williams, a director and the President of the Company is a potential beneficiary of several discretionary trusts that hold approximately 80% of Bingo, Inc. If Mr. Williams were to receive all the derivative securities to which he were entitled under the trust his total ownership in the Company would be 271,700 directly owned shares; 3,840,000 indirectly owned warrants with an exercise price of $0.25; 150,000 options with an exercise price of $0.30; 8,000,000 shares under the terms of the Debenture listed above; and 240,000 shares directly owned by Bingo, Inc.

Interest of Certain Persons in Matters to be Acted Upon

No director or senior officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

BUSINESS OF THE MEETING

There are five matters being presented for consideration by the shareholders at the Annual Meeting: the election of our Directors; the approval of the ratification of the appointment of Davidson & Company as independent auditors for the Company for the 2002 fiscal year; the approval of a proposal to affect a reverse split of our Common Stock at a later date, at the discretion of the Company’s Board of Directors; the approval of a proposal to increase the authorized share capital of the Company to 100,000,000 shares of Common Stock; the approval of the actions of our Officers and Directors for the last fiscal year and for the period from the most recent fiscal year end through the date of this Annual Meeting; and consideration of any other matter that may properly come before the meeting and any adjournment or postponement thereof.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

General

The Company’s Bylaws (“Bylaws”) provide that the number of directors shall be increased or decreased from time to time by resolution of the board of directors or the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently two directors of the Company. There are no immediate plans to add members to the Board of Directors.

Information with Respect to Nominees

The following table lists the persons nominated by the board of directors for election as directors and also lists certain information with respect to those persons.

Nominee	Age	Director Since	Principal Occupation of Director	Ownership (1)

P.A. Crossgrove (4)	65	September 2001	Board of Directors,	150,000(2)	0.63%

T.M. Williams (4)	62	September 2001	Chief Executive Officer, President	12,501,700(3)	43.58%

(1)	The ownership includes the beneficial ownership of securities and the beneficial ownership of securities that can be acquired within 60 days from August 9, 2002 upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from August 9, 2002, are exercised, for the purpose of computing percentage ownership.

(2)	Includes 150,000 options with an exercise price of $0.30 per share (which options are exercisable presently or within 60 days).

(3)	Includes 150,000 shares of common stock that may be issued upon the exercise of 150,000 stock purchase options with an exercise price of $0.30 per share and 271,700 shares held directly by Mr. Williams. Mr. Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of Bingo Inc. If Mr. Williams were to receive all the derivative securities to which he were potentially entitled under the trust his total ownership in the Company would be an additional 3,840,000 indirectly owned warrants with an exercise price of $0.25; and 8,000,000 shares under the terms of the Debenture; and 240,000 shares directly owned by Bingo, Inc. which would represent 43.58% of the Class.

(4)	P.A. Crossgrove and T.M. Williams are the nominees of Bingo Inc. under the terms of the debenture.

Background of Nominees

P.A. Crossgrove — Member of the Board of Directors

Mr. Crossgrove has an extensive background in the corporate world and is on numerous boards including being Chairman of the Board at Premdor Inc., a director at Barrick Gold Corp., QLT Inc., Dundee Realty Inc., and Philex Gold Corp. Mr. Crossgrove has

also served as a senior executive and chairman of Placer Dome Ltd., one of the world’s largest mining companies. Mr. Crossgrove is very active in the community including being the Chairman of the Board for Care Canada and for Cancer Care Ontario. Mr. Crossgrove is a designee of Bingo, Inc. pursuant to the financing agreement disclosed elsewhere in this document under the heading “Interest of Insiders in Material Transactions”.

T.M. Williams — Chief Executive Officer, President and Member of the Board of Directors

Since 1984, Mr. Williams has served as a principal of Tarpen Research Corporation, a private consulting firm, and since 1993, he has been an Adjunct Professor, Faculty of Commerce and Business Administration at the University of British Columbia. From 1988 to 1991, he was President and Chief Executive Officer of Distinctive Software, Inc. in Vancouver, BC, and, upon the acquisition of that company by Electronic Arts Inc., North America’s largest publisher of entertainment software, he became President and Chief Executive Officer of Electronic Arts (Canada) Inc., where he continued until 1993. Since 1993, Mr. Williams has also been the Managing Partner of CEG, AVC and PEG Partnerships, created to invest in entertainment software worldwide. Mr. Williams is a director of YMBiosciences, Inc., Appereo Software Inc., CellStop International Limited and several other private corporations. Mr. Williams is a designee of Bingo, Inc. pursuant to the financing agreement disclosed elsewhere in this document under the heading “Interest of Insiders in Material Transactions”.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE
BOARD OF DIRECTORS.

EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company’s executive officers during fiscal year 2001:

	Positions with the
Name	Company	Age	Office Held Since

Shane Murphy (1)	Chairman of the Board, Chief Executive Officer, President, Treasurer and Secretary	40	July 1999

James Beau Buck(2)	Senior Vice-President	45	April 2000

T.M. Williams	Chief Executive Officer, President, Director	62	September 2001

Jeremy Black (3)	Chief Financial Officer,	35	October 2001

(1)	Mr. Murphy ceased to be employed by the Company on August 17, 2001.

(2)	Mr. Buck ceased to be an executive officer of the Company on April 2, 2001.

(3)	Mr. Black ceased to be an executive officer of the Company on May 31, 2002.

Executive officers are appointed annually by the board of directors and serve at the pleasure of the Board. There is no family relationship between any of the Executive Officers and Directors. Memberships on the boards of other public companies are set out above under “Election of Directors — Background of Nominees” in the biographies of each of the nominee Directors, and memberships on the boards of other public companies for each of the Executive Officers who are not Directors are set out below.

Background of Executive Officers

The biography of Mr. Williams can be found under “Election of Directors — Background of Nominees”.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon the a review of Forms 3, 4 and 5 furnished to the Company, the officers, directors or beneficial owners of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year. However all the required reports have been filed as of March 28, 2002 except for the reports for Mr. Murphy, Mr. White, Bingo Inc. and Redruth Ventures Inc.

Board Committees

There are currently no committees of the board of directors although there are plans to form an audit committee.

Board of Directors Meetings

The Company’s board of directors met twice in person with certain members attending by telephone during the last fiscal year, and approved all actions required by unanimous consent.

Involvement in Certain Legal Proceedings

To the best knowledge of the Executive Officers and Directors of the Company, neither the Company nor any of its Executive Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Executive Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Executive Officers and Directors has been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Executive Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

On July 6, 2001, Roger W. Ach, II, filed a complaint in the Court of Common Pleas, Hamilton County, Ohio against the Company in connection with a promissory note issued by the Company. Mr. Ach alleges that on or about May 16, 2001 the Company borrowed the sum of $45,000 and executed and delivered to him a promissory note and that the Company owes him the amount of the Note together with interest from March 16, 2001 at the rate of prime plus 1%. Mr. Ach demands judgment against the Company in the sum of $45,000, plus interest and costs.

On October 5, 2001, the Company filed an Answer, Counterclaim and third party complaint in defense of the proceedings commenced, among other things, denying the allegation that any moneys are due to Mr. Ach and counterclaiming against him and bringing a third party complaint against the Lottery Channel, Inc. for payment of outstanding invoices of $39,168 plus interest, costs and attorney fees.

The Company believes that Mr. Ach’s complaint is without merit and intends to vigorously defend these proceedings and believes it is not likely to produce an outcome that would have a material adverse effect on the Company’s consolidated financial position or results of operations.

During the quarter ended March 31, 2002 the Company and Mr. Ach agreed to defer the complaint and counterclaim for 90 days and are now in the process of attempting to settle the matter.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company’s Chief Executive Officer and the Company’s most highly compensated executive officers who served as such at the end of the last fiscal year (the “Named Executive Officers”).

					Long-Term
	Annual Compensation				Compensation Awards

Name and Principal					Other Annual	Securities Underlying
Position	Year	Salary ($)		Bonus ($)	Compensation ($)	Options/SARs (#) (1)

T. M. Williams	2001	$80,000	(1)	—	—	150,000
President, Chief Executive Officer	2000	—		—	—	—
	1999	—		—	—	—

Shane Murphy(2)	2001	$108,000		—	$28,000 (4)	1,000,000 (3)
President, Chief Executive Officer	2000	$168,000		—	—	500,000
	1999	$85,000		—	—	600,000

James Beau Buck (5)	2001	$15,082		—	—	—
Senior Vice President	2000	$139,384		—	—	—
	1999	$8,307		—	—	400,000

(1)	All of the compensation paid to the Named Executive Officer is paid to T.M. Williams (Row), Ltd. for the services of Mr. Williams.

(2)	Mr. Murphy resigned from the Company effective August 20, 2001.

(3)	Pursuant to the terms of a revised employment agreement entered into with Mr. Murphy, as previously reported in the Company’s filings with the SEC, the Company issued 1,000,000 shares of common stock to the former President and Chief Executive Officer of the Company pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”). The shares are to be held in escrow for a period of one year from the date of issuance.

(4)	Represents balance of non-interest bearing loan from 2000 that was forgiven during the year.

(5)	Mr. Buck ceased to be an executive officer of the Company on April 2, 2001.

Stock Option Plan

In September 1999, the directors of the Company adopted a non-qualified stock option plan (the “1999 Stock Option Plan”). Under the 1999 Stock Option Plan, options to purchase shares the Company’s Common Stock may be granted to employees and to such other persons who are not employees as determined by the 1999 Stock Option Plan administrator (the “Administrator”). The maximum aggregate number of shares of the Company’s Common Stock subject to option under the 1999 Stock Option Plan may not exceed 1,895,000. In determining the number of shares of the Company’s Common Stock subject to each option granted under the 1999 Stock Option Plan, consideration is given to the present and potential contribution by such person to the success of the Company. The exercise price is determined by the Administrator, provided that the exercise price for any covered employee (as that term is defined for the purposes of Section 162(m) (3) of the Internal Revenue Code of 1986 as amended (the “Code”), may not be less than the fair market value per share of the Common Stock at the date of grant by the Administrator. Each option is for a term not in excess of ten years except in the case of the death of an optionee, in which case the option is exercisable for a maximum of twelve months thereafter, or in the case of an optionee ceasing to be a participant under the 1999 Stock Option Plan for any reason other than cause or death, in which case the option is exercisable for a maximum of 30 days thereafter. The 1999 Stock Option Plan does not provide for the granting of financial assistance, whether by way of a loan, guarantee or otherwise, by the Company in connection with any purchase of shares of Common Stock from the Company.

If a third party acquires us through the purchase of all or substantially all of our assets, a merger or other business combination, except as otherwise provided in an individual award agreement, all unexercised options will terminate unless assumed by the successor corporation.

During the most recently completed fiscal year, no options under the 1999 Stock Option Plan. No SARs (stock appreciation rights) were granted during this period.

2001 Stock Option Plan

In May 2001, the directors of the Company adopted the 2001 Stock Option Plan (the “2001 Stock Option Plan”). Under the 2001 Stock Option Plan, options to purchase shares the Company’s Common Stock may be granted to employees of the Company and its subsidiaries, including officers, directors and certain advisors, who render services to the Company as determined by the 2001 Stock Option Plan administrator (the “Administrator”) as Incentive Stock Options or as Nonstatutory Stock Options. The maximum aggregate number of shares of the Company’s Common Stock subject to option under the 2001 Stock Option Plan may not exceed 2,000,000.

In determining the number of shares of the Company’s Common Stock subject to each option granted under the 2001 Stock Option Plan, consideration is given to the present and potential contribution by such person to the success of the Company.

The exercise price is determined by the Administrator, provided that, to the extent required by law or regulation, the exercise price in the case of an Option granted to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company shall not be less than one hundred ten percent (110%) of the Fair Market Value (as defined in the 2001 Stock Option Plan) on the grant date. The exercise price in the case of any Nonstatutory Stock Option, shall not be less than eighty-five percent (85%) of the Fair Market Value on the grant date. The exercise price in the case of any Incentive Stock Option granted to persons other than to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, shall not be less than the Fair Market Value on the grant date.

At the time of the grant of the Option, the Plan Administrator shall designate, the expiration date of the Option, provided that no Option granted under the 2001 Stock Option Plan shall have a term exceeding 10 years from the date of grant, and no Option granted to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five (5) years from the grant date (or less, in the discretion of the Administrator), except in the case of the death of an optionee, in which case the option is exercisable for a maximum of twelve months thereafter, or in the case of an optionee ceasing to be a participant under the 2001 Stock Option Plan for any reason other than cause or death, in which case the option is exercisable for a maximum of 30 days thereafter. The 2001 Stock Option Plan does not provide for the granting of financial assistance, whether by way of a loan, guarantee or otherwise, by the Company in connection with any purchase of shares of Common Stock from the Company.

An Option will be exercisable at such times, over such term and subject to such terms and conditions as the Plan Administrator determines. Payment of the exercise price may be made in such manner as the Plan Administrator may provide, including cash, delivery of shares of Common Stock already owned.

During the year ended December 31, 2001, 150,000 options with an exercise price of $0.30 were granted to each of Mr. Williams and Mr. Crossgrove under the 2001 Stock Option Plan. No SARs (stock appreciation rights) were granted during this period.

During the most recently completed fiscal year, (including the 300,000 options reported above) 855,000 options with an exercise price of $0.30 were granted to directors and employees under the 2001 Stock Option Plan. No SARs (stock appreciation rights) were granted during this period.

Our Board of Directors administers the 1999 Stock Option Plan and the 2001 Stock Option Plan (collectively, the “Stock Option Plans”). Our Board is authorized to construe and interpret the provisions of the Stock Option Plans, to select employees, Directors and consultants to whom options will be granted, to determine the terms and conditions of options and, with the consent of the grantee, to amend the terms of any outstanding options.

The following table sets forth details of all exercises of options granted under the Stock Option Plans during the financial year of the Company ended December 31, 2001 by each of the Named Executive Officers and the value as at December 31, 2001 of unexercised options granted under the Stock Option Plans on an aggregate basis:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

			Number of Options	Value of Options at
			at Year End	Year End(1)
	Shares Acquired on		Exercisable /	Exercisable /
Name	Exercise	Value Realized	Unexercisable	Unexercisable

Shane Murphy	Nil	Nil	1,100,000/Nil	$Nil(2)/Nil

James Beau Buck	Nil	Nil	400,000/Nil	$Nil(2)/Nil

T. M. Williams	Nil	Nil	150,000/Nil	$Nil(2)/Nil

(1)	On December 31, 2001, the closing price of Common Stock on the OTC Bulletin Board was $0.13. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be in-the-money and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

(2)	These options were not in-the-money based on the December 31, 2001 closing price of $0.13 for the Company’s Common Stock.

During the year ended December 31, 2001, the Company issued 750,000 shares of common stock to Mr. Murphy under the terms of a revised employment agreement. The shares are to be held in escrow for a period of one year from the date of issuance. The Company had agreed to issue a further 250,000 shares to this individual, but these shares were not issued as of December 31, 2001 and therefore, are not reflected in share capital. These shares were issued during August 2002. All of the shares of common stock that have been issued and that will be issued are subject to certain resale restrictions, as defined in Rule 144 of the Exchange Act.

Repricing of Options

During the fiscal year ended December 31, 2001, there was no repricing of options granted to any of the NEO under the Company’s Stock Option Plans.

Long Term Incentive Plan Awards

The Company does not have any Long Term Incentive Plans. Directors receive no compensation for their service as such, although they do receive reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors. The Company has no obligation or policy to grant stock options to Directors.

The Company may in the future create retirement, pension, profit sharing; insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

Employment Contracts and Termination of Employment and Change of Control Arrangements

As previously disclosed in the Company’s filing of an 8-K on August 27,2001, the Company entered into a management consulting agreement with T.M. Williams (Row), Ltd., an Anguilla incorporated company and Mr. Williams dated August 20, 2001 (the “Williams Agreement”), in connection with the provision of services by Mr. Williams as President and Chief Executive Officer of the Company.

The Williams Agreement was amended on February 28, 2002 such that the Company will pay to T.M. Williams (Row) Ltd. 10% of the operating profit of the Company, as defined in the amendment, to a maximum of $25,000 per month. There is no minimum monthly fee stipulated in the Williams Agreement.

As previously disclosed in the Company’s filings with the SEC, the Company issued, pursuant to exemptions from registration under the Securities Act, 750,000 shares of common stock to Mr. Murphy under the terms of a revised employment agreement. The shares are to be held in escrow for a period of one year from the date of issuance. As previously disclosed in the Company’s filings with the SEC, pursuant to the terms of the separation agreement entered into with Mr. Murphy, the Company had agreed to issue a further 250,000 shares to Mr. Murphy, however, these shares were not issued as of December 31, 2001 and therefore, are not reflected in the issued share capital as at December 31, 2001. These shares were issued during August 2002, pursuant to exemptions from the registration requirements of the Securities Act. All of the shares of common stock that have been issued to Mr. Murphy have been issued pursuant to exemptions from the registration requirements of the Securities Act, and are subject to certain resale restrictions.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of August 9, 2002, the outstanding Common Stock of the Company owned of record or beneficially by each Named Executive Officer and Director, and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company’s Common Stock and the shareholdings of all Directors and Executive Officers as a group. A person is deemed the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of August 9, 2002, there were 11, 104, 608 shares of the Company’s Common Stock issued and outstanding.

			Percentage of Shares
Name	Shares Owned		Owned

T. M. Williams , President, Chief and Executive Officer	421,700	(1)	1.77%

P. A. Crossgrove , Director	150,000	(2)	0.63%

Shane Murphy, Former President and CEO	2,100,000	(3)	8.79%

Bingo, Inc.	15,100,000	(4)	52.63%

ALL OFFICERS & DIRECTORS AS A GROUP (2 Individuals)	571,700		2.40%

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

(1)	Includes 150,000 shares of common stock that may be issued upon the exercise of 150,000 stock purchase options with an exercise price of $0.30 per share (which options are exercisable presently or within 60 days). Also includes 271,700 shares held directly by Mr. Williams Mr. Williams, the Company’s President and CEO and a nominee for election as a director, is the potential beneficiary of certain discretionary trusts that hold approximately 80% of Bingo, Inc. If Mr. Williams were to receive all the derivative securities to which he were potentially entitled under the trust his total ownership in the Company would be an additional 3,840,000 indirectly owned warrants with an exercise price of $0.25; and 8,000,000 shares under the terms of the debenture; and 240,000 shares directly owned by Bingo, Inc which debenture conversion and warrants are exercisable presently or within 60 days.

(2)	Includes 150,000 shares of common stock that may be issued upon the exercise of 150,000 stock purchase options with an exercise price of $0.30 per share (which options are exercisable presently or within 60 days).

(3)	Includes 1,100,000 shares of common stock that may be issued upon the exercise of 1,100,000 stock purchase options with exercise prices ranging from $0.44 to $0.75 per share (which options are exercisable presently or within 60 days). Also includes 1,000,000 shares of common stock held by Mr. Murphy in accordance with the terms of a separation agreement entered into with Mr. Murphy as disclosed elsewhere in this document. These shares are held in escrow and are subject to certain resale restrictions.

(4)	Includes 300,000 shares held directly by Bingo, Inc and common stock that may be issued upon the conversion of the debenture outstanding for 10,000,000 shares of common stock on the conversion of $1,250,000 principal amount of debenture held by Bingo, Inc., which debenture is convertible into common stock at a conversion price of $0.125 per share, and 4,800,000 common share purchase warrants with an exercise price of $0.25 per share, which shares issuable on the conversion of the debenture and warrants are exercisable presently or within 60 days. Mr. Williams, our President and CEO and a nominee for election as a director, is the potential beneficiary of certain discretionary trusts that hold approximately 80% of Bingo Inc. If Mr. Williams were to receive all the derivative securities to which he were potentially entitled under the trust his total ownership in the Company would be an additional 3,840,000 indirectly owned warrants with an exercise price of $0.25; and 8,000,000 shares under the terms of the debenture; and 240,000 shares directly owned by Bingo, Inc.

CHANGES IN CONTROL

As disclosed elsewhere in this Proxy Statement under “Interest of Insiders in Material Transactions”, the Company entered into a definitive agreement financing arrangement with Redruth Ventures Inc. a British Virgin Islands corporation (“RRV”) and Bingo, Inc an Anguillia corporation (“BI”) (collectively the “Holders”). Certain of the terms of the financing agreement provide that the Holders would be given the right to name the majority of the board of directors. With the purchase of the RRV debenture by BI as reported in the Company’s Form 8-K filing on June 6, 2002, a change of control of the Company Occurred. Assuming the conversion of the Debentures by BI and the exercise of the warrants issued to BI, BI would hold 15,100,000 common shares in the Company. (52.63% holding). Mr. Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of BI. He therefore has a potential holding of 43.58% of the Company.

As previously disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), on April 16, 2001, the Company issued warrants (the “Warrants) in connection with the Debenture issued to Redruth Ventures Inc., and to Bingo, Inc. The Warrants grant the Holders the right to purchase an additional $3,000,000 worth of shares of the Company’s common stock at a fixed price of $0.25 per share until the fifth (5th) anniversary date of the Debenture. As of the date of this report, none of the Warrants have been exercised. The Debenture and the Warrants were issued without registration under the Securities Act in reliance upon Regulation S.

Effective as at the end of business on May 21, 2002 Redruth Ventures Inc. agreed to surrender for cancellation all their Warrants which entitled them to purchase up to 7,200,000 shares of common stock at a purchase price of $0.25 per share in exchange for eighteen (18) months of unused advertising inventory on the bingo.com website.

PROPOSAL NO. 2 — APPROVAL OF AUDITOR

Relationship with Independent Auditor

The Company has retained the firm of Davidson & Company, as independent auditor of the Company for the fiscal year ending December 31, 2002. Davidson & Company have been the Company’s independent auditors since their appointment on August 7, 2001.

Effective August 7, 2001, and as reported in the Company’s Current Report on Form 8-K dated August 14, 2001, the board of directors approved the appointment of Davidson & Company, Vancouver, British Columbia, Canada, as the Company’s new independent accountants as of August 7, 2001. As of August 7, 2001, the existing accountants, Grant Thornton, LLP, Los Angeles, California, had not resigned, declined to stand for re-election or been dismissed.

During the Company’s two most recent fiscal years ending December 31, 2001, the Company had no disagreements with Grant Thornton, LLP, Los Angeles, California, nor Davidson & Company on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of either Grant Thornton, LLP, Los Angeles, California, or Davidson & Company, would have caused either to make reference to the subject matter of the disagreement in connection with their reports.

During the Company’s two most recent fiscal years ending December 31, 2001, there have been no reportable events with either Grant Thornton, LLP, nor Davidson and Company required to be disclosed by Item 304(a) (1) (v) of Regulation S-K of the SEC.

On August 7, 2001, Grant Thornton, LLP, Los Angeles, California, were dismissed as the Company’s principal accountants. Following August 7, 2001, Grant Thornton, LLP, Los Angeles, California, continue to work with the Company on a project-by-project basis as the audit functions are transitioned to Davidson & Company. Grant Thornton, LLP, Los Angeles, California, were dismissed in connection with the relocation of the Company’s executive offices to Vancouver, British Columbia, Canada. The offices of Grant Thornton, LLP, Los Angeles, California, are located in Los Angeles, California.

The report of Grant Thornton, LLP, Los Angeles, California, on the audited financial statements for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding our ability to continue as a going concern.

The dismissal of Grant Thornton, LLP, Los Angeles, California, was effective as of August 7, 2001, was approved by the board of directors, and was not due to any disagreement between the Company and Grant Thornton, LLP, Los Angeles, California. During the two fiscal years prior to and preceding the dismissal of Grant Thornton, LLP, Los Angeles, California, there were no disagreements with Grant Thornton, LLP, Los Angeles, California, on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton, LLP, Los Angeles, California, would have caused them to make reference thereto in their report on the Company’s financial statements for the period.

On August 17, 2000, Davidson & Company were dismissed as the Company’s principal accountants. Following August 17, 2000, Davidson & Company continue to work with the Company on a project-by-project basis as the audit functions are transitioned to Grant Thornton, LLP. Davidson & Company were dismissed in connection with the relocation of the Company’s executive offices to Los Angeles, California. Davidson & Company’s sole offices are located in Vancouver, British Columbia, Canada.

The report of Davidson & Company on the audited financial statements for either of the years ended December 31, 1999 or December 31, 1998 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding our ability to continue as a going concern.

The dismissal of Davidson & Company was effective as of August 17, 2000, was approved by the board of directors, and was not due to any disagreement between the Company and Davidson & Company. During the two fiscal years prior to and preceding the dismissal of Davidson & Company, there were no disagreements with Davidson & Company on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Davidson & Company would have caused them to make reference thereto in their report on the Company’s financial statements for the period.

The Company does not expect a representative of Davidson & Company to be present at the Annual Meeting and as such, they will not be available at the meeting to respond to questions.

Ratification of the appointment of Davidson & Company as the Company’s independent auditors for 2001 requires that the votes cast in favor of this matter exceed the votes cast in opposition. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for this matter.

Disclosure of Auditor Fees

Audit Fees: Fees paid or to be paid to Davidson & Company in connection with the audit of the Company’s annual financial statements for the year ended December 31, 2001 and the review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q during the year ended December 31, 2001, totaled approximately $ 38,500.

Prior to utilizing the services of Davidson & Company, Bingo.com had engaged the services of Grant Thornton LLP as our auditors. Fees paid or to be paid to Grant Thornton LLP in connection with the review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-Q during the year ended December 31, 2001, totaled approximately $ 24,740.

Financial Information Systems Design and Implementation Fees:

The Company did not engage Davidson & Company or Grant Thornton LLP to provide services to the Company regarding financial information systems design and implementation during the year ended December 31, 2001.

All Other Fees:

Fees paid to Davidson & Company by the Company during the year ended December 31, 2001 for tax advisory and other consultation services were approximately $0.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to ratify the appointment of the Independent Auditors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2001.

PROPOSAL NO. 3 — TO APPROVE A PROPOSAL AUTHORIZING THE AMENDMENT OF THE
COMPANY’S ARTICLES OF INCORPORATION AND GRANT THE BOARD OF DIRECTORS THE
AUTHORITY TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF
UP TO ONE-FOR-FIVE

On August the 5th, 2002 the Board unanimously adopted a resolution approving, and recommending to the Company’s stockholders for their approval, a proposal to authorize a reverse stock split of the shares of Common Stock of the Company at a ratio of up to one-to-five, as determined by the Board to be in the best interests of the Company (the “Reverse Stock Split”), or to abandon the Reverse Stock Split. The Board believes that approval of a range of reverse split ratios, rather than approval of a specific reverse split ratio, provides the Board with maximum flexibility to achieve the purposes of the Reverse Stock Split. The Reverse Stock Split will be effected by reducing the number of authorized shares of Common Stock, and correspondingly decreasing the number of issued and outstanding shares of Common Stock, by the ratio determined by the Board to be in the best interests of the Company, but will not increase the par value of the Common Stock.

Reasons for the Reverse Stock Split

The Company believes that a reverse stock split would help to stabilize the Company’s stock price and make it more attractive and less dilutive should the Company find it necessary to complete a financing in the future. For this reason the Company may consolidate the Company’s issued Common Stocks by means of a Reverse Stock Split.

If the stockholders approve the Reverse Stock Split at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split (in a ratio determined by the Board within the limits set forth herein) is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. As the Reverse Stock Split will not involve cash payments in lieu of fractional shares, Florida law or the provisions of the Company’s Articles of Incorporation and By-Laws do not require stockholder approval of the Reverse Stock Split. However, the Board is submitting the Reverse Stock Split proposal to the stockholders as a matter of good corporate practice.

Potential Effects of the Reverse Stock Split

Pursuant to the Reverse Stock Split, each holder of Common Stock (“Old Common Stock”) immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Although the Reverse Stock Split will not, by itself, have an impact upon the Company’s assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Common Stock.

If the Board later approves a reverse stock split, the Reverse Stock Split will result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Based on 11,104,608 shares of Common Stock outstanding as of August 9, 2002, the following table reflects the approximate percentage reduction in the outstanding shares of Common Stock and the approximate number of shares of Common Stock that would be outstanding as a result of the Reverse Stock Split:

Proposed Reverse Stock Split	Percentage Reduction	Shares to be Outstanding

1-for-2	50%	5,552,304

1-for-3	67%	3,701,536

1-for-4	75%	2,776,152

1-for-5	80%	2,220,921.6

All outstanding options, warrants, rights and convertible securities will be appropriately adjusted, as required by their terms, for the Reverse Stock Split automatically on the Effective Date. The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company except for those stockholders who would receive an additional share of Common Stock in lieu of fractional shares. None of the rights currently accruing to holders of the Common Stock, options or warrants to purchase Common Stock, or securities convertible into Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to the Old Common Stock. The Reverse Stock Split also will have no effect on the par value of the Common Stock.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares authorized and the number of shares issued and outstanding, the rights and preferences of the shares of Common Stock prior and subsequent to any Reverse Stock Split will remain the same. After the effectiveness of any Reverse Stock Split, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company’s stockholders, or any aspect of the Company’s business would materially change as a result of the Reverse Stock Split.

The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act.

Holders of the Common Stock have no preemptive or other subscription rights.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by the Company’s stockholders, will become effective (the “Effective Date”) upon the filing with the Secretary of State of the State of Florida of a certificate in prescribed form setting forth, among other things, the split ratio to be determined by the Board. Assuming the stockholders approve the Reverse Stock Split, the exact timing of the filing of such certificate will be determined by the Board based upon its evaluation about when such action will be most advantageous to the Company and its stockholders, and the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

Commencing on the Effective Date, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split. As soon as practicable after the Effective Date, stockholders will be notified about the effectiveness of the Reverse Stock Split and instructed about how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock. The Company intends to use Interwest Transfer Co, Inc., 1981 East 4800 South, Suite 100 P.O. Box 17136, Salt Lake city, UT, 84117, as its exchange agent in effecting the exchange of certificates following the effectiveness of any Reverse Stock Split.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share, which results from the Reverse Stock Split, will be rounded up to the next whole share.

Certain United States Federal Income Tax Consequences

The following discussion summarizes the material anticipated United States federal income tax consequences relevant to the exchange of Old Common Stock for New Common Stock pursuant to the Reverse Stock Split, which are generally applicable to holders of Old Common Stock. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury Regulations there under and current administrative rulings and court decisions, all of which are subject to change and differing interpretation. Any such change, which may or may not be retroactive, could alter the United States federal income tax consequences to holders of Old Common Stock as described herein.

Holders of Old Common Stock should be aware that this discussion does not deal with all United States federal income tax considerations that may be relevant to particular stockholders in light of their particular circumstances, such as shareholders who are dealers in securities, banks or other financial institutions, insurance companies, mutual funds or tax exempt organizations, shareholders who are subject to the alternative minimum tax provisions of the Code, who are foreign persons, who do not hold their Old Common Stock as capital assets within the meaning of Section 1221 of the Code, who acquired their Old Common Stock in connection with stock option or stock purchase plans or in other compensatory transactions or who hold their shares as part of a hedging, straddle, conversion or other risk reduction transaction. The following discussion does not address the United States federal income tax consequences of the Reverse Stock Split to holders of Company options, warrants or other stock rights or convertible instruments. The following discussion does not address the tax consequences of the Reverse Stock Split under foreign, state or local tax laws.

Subject to the qualifications and limitations herein, no gain or loss will be recognized for United States federal income tax purposes by holders of Old Common Stock who exchange their shares of Old Common Stock solely for shares of New Common Stock (including shares received in lieu of fractional shares) in the Reverse Stock Split. The aggregate tax basis of the New Common Stock received by a holder of Old Common Stock in the Reverse Stock Split will be the same as the aggregate tax basis of the Old Common Stock surrendered. The holding period of the New Common Stock received by a holder, of Old Common Stock in the Reverse Stock Split will include the period for which the surrendered Old Common Stock was held. The Company as a result of the Reverse Stock Split will recognize no gain or loss.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THUS, HOLDERS OF OLD COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE LAW.

Appraisal Rights

No appraisal rights are available under Florida law or under the Company’s Articles of Incorporation or By-Laws to any stockholder who dissents from the proposal to approve the Reverse Stock Split. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Required Vote

THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL OUTSTANDING COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE FOREGOING PROPOSAL.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE PROPOSAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF UP TO ONE-FOR-FIVE.

PROPOSAL NUMBER 4 — TO APPROVE A PROPOSAL AUTHORIZING THE AMENDMENT OF THE
COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF THE COMPANY’S COMMON STOCK TO 100,000,000 SHARES COMMON STOCK WITH $0.001
PAR VALUE

The Company’s authorized capital stock presently consists of Fifty Million (50,000,000,) shares of common stock, with $0.001 par value. The Board unanimously voted on August 5th, 2002 to recommend to the shareholders that the Articles of Incorporation be amended to increase the number of authorized shares of Common Stock to 100,000,000 shares of common stock, with $0.001 par value, should the shareholders approve Proposal Number 3, authorizing the reverse stock split.

RATIONALE FOR AMENDMENT

Our Board believes that it is in the best interest of the Company and its shareholders to amend the Company’s Articles of Incorporation to increase the aggregate amount of share capital authorized for issuance in order to facilitate the Company’s ability to raise additional capital, to grant stock options, and to issue stock as compensation and for other purposes.

The Board believes that authorizing this stock will provide the Board with flexibility by allowing the Board to designate and issue stock to facilitate the Company’s ability to complete financing transactions approved by the Board.

The Board cannot predict what effect, if any, the increase in the number of authorized shares of Common Stock will have on the market price of the Common Stock. An increase in the number of authorized shares of Common Stock may have a depressive effect on the market price of the Common Stock. The issuance of additional shares of Common Stock without further approval of the shareholders would also require the Board to make any determination to issue shares of Common Stock based on its judgment as to the best interests of the Company and the shareholders.

The additional Common Stock to be authorized by adoption of the proposed amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Common Stock outstanding such as dilution of the earnings per share and percentage share of voting rights of current holders of Common Stock. If the proposed amendment is adopted, it will become effective upon the filing with the Secretary of State of the State of Florida of a certificate in the prescribed form.

The Board proposes and recommends that the Shareholders approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital to consist of 100,000,000 shares of common stock, par value $0.001 per share, if, and only if, the Company first completes a reverse stock split.

OUR PRESENT INTENTIONS

The Company may issue Stock as circumstance dictate in the future. If the Company issues any Stock, current Shareholders’ shareholdings in the Company will be diluted.

OUR BOARD’S APPROVAL

The Board has adopted resolutions to approve an amendment to the Company’s Articles of Incorporation by the filing of articles of amendment under the Florida Business Corporation Act. If the resolutions described above are approved by the Shareholders, after the filing of articles of amendment is completed, the Company shall be authorized to issue 100,000,000 shares of common stock, par value $0.001 per share. The Board has approved that these resolutions be recommended and submitted to the Shareholders of the Company at the Annual Meeting.

Required Vote

THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL OUTSTANDING COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE FOREGOING PROPOSAL.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK TO 100,000,000 SHARES OF COMMON STOCK WITH $0.001 PAR VALUE IN THE EVENT THAT PROPOSAL NUMBER 3 ALSO RECEIVES SHAREHOLDER APPROVAL .

PROPOSAL NO. 5 — RATIFICATION OF THE ACTIONS OF OUR OFFICERS AND DIRECTORS FOR
THE LAST YEAR AND FOR THE PERIOD FROM THE FISCAL YEAR END THROUGH THE DATE OF
THIS SHAREHOLDER MEETING.

The Board requests the shareholders approve, adopt, and ratify all lawful acts, contracts, proceedings, appointments, and payments of money by the Board of Directors and Officers of the Corporation for the last year and from the fiscal year end (December 31, 2001) up to and including the date of this Annual General Meeting (October 8, 2002).

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to ratify all actions of the officers and directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR RATIFICATION OF THE ACTIONS OF THE OFFICERS AND DIRECTORS.

OTHER MATTERS

Transfer Agent

The Interwest Transfer Co., Inc., located at 1981 East, 4800 South, Suite 100 Salt Lake City Utah USA 84117, phone (801) 272-9294, fax (801) 277-3147 is the transfer agent for the Company’s shares of Common Stock.

Stockholder Proposals

Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company at its principal executive offices by March 31, 2003 in order to be considered for inclusion in the Company’s proxy statement relating to such meeting.

Additional Information

Each shareholder has received the Company’s Annual Report on Form 10-K containing the Company’s audited financial statements for the fiscal year ended December 31, 2001, including the report of its independent chartered accountants with this proxy statement. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company’s 2001 Form 10-K as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, 1166 Alberni St., Suite 1405, Vancouver, BC, Canada, Attention: T. M. Williams, President.

Action on Other Matters

The board of directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Annual Meeting, management will report on the Company’s business and shareholders will have the opportunity to ask questions.

BINGO.COM, INC.

By Order of the Board of Directors

/s/ “T.M. Williams” T.M. Williams President

Vancouver, BC, Canada

August 9, 2002

PROXY

THIS PROXY IS SOLICITED BY MANAGEMENT OF BINGO.COM, INC. (THE “COMPANY”) FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE “MEETING”) TO BE HELD ON TUESDAY OCTOBER 8TH, 2002, STARTING AT 10:00 A.M., PACIFIC DAYLIGHT TIME, IN THE EXECUTIVE BOARDROOM OF THE BINGO.COM OFFICES AT 1166 ALBERNI ST., SUITE 1405, VANCOUVER, BC, CANADA AND ANY ADJOURNMENT THEREOF.

The undersigned shareholder of the Company hereby appoints T. M. Williams, a director of the Company, or failing this person, Mark Devereux, a member of management of the Company, or in the place of both of the foregoing,                                                         (PLEASE PRINT NAME), as proxy holder for and on behalf of the undersigned, with power of substitution, to attend, act and vote for and in the name of the undersigned at the Meeting and at every adjournment thereof, with respect to all or                                     of the common shares of the Company registered in the name of the undersigned. Unless otherwise expressly stated herein by the undersigned, receipt of this proxy, duly executed and dated, revokes any former proxy given to attend and vote at the meeting and at any adjournment thereof. Unless the undersigned directs otherwise, the nominee is hereby instructed to vote the common shares of the Company held by the undersigned as follows:

		For	Against	Withhold

1.	(a) To elect P. A. Crossgrove as a director

(b) To elect T. M. Williams as a director

2.	To appoint Davidson & Company as the auditor and to authorize the directors to set the auditor’s remuneration.

3.	Approval of the proposal authorizing the Board of Directors in their discretion and as they may later deem appropriate to effect a reverse stock split.

4.	Approval of a proposal to increase the authorized share capital of the company to 100,000,000 shares of common stock, par value $0.001 per share. To provide the Board of Directors discretion to issue additional shares of the Company should appropriate financing opportunities arise.

5.	Ratification of the actions of our officers and directors for the last year and for the period from the fiscal year end through the date of this shareholder meeting.

6.	To approve transaction of other business

The undersigned shareholder hereby revokes any proxy previously given to attend and vote at the Meeting.

Signature:                                               Date:
                                                                           (Proxy must be signed and dated)

Name:
                              (Please Print)

If someone other than the named shareholder signs this Proxy on behalf of the named shareholder, documentation acceptable to the Chairman of the Meeting must be deposited with this Proxy granting signing authority to the person signing the proxy.

To be used at the Meeting, this Proxy must be received at the offices of the Interwest Transfer Co., Inc. by mail or by fax no later than 48 hours preceding the Meeting or with the Chairman of the Meeting on the day of the Meeting prior to its commencement. The mailing address of the Interwest Transfer Co., Inc. is 1981 East 4800 South Suite 100, Salt Lake City, Utah 84117, and its fax number is (801) 277-3147.

1.     If the shareholder wishes to attend the Meeting to vote on the resolutions in person, please register your attendance with the Company’s scrutineers at the Meeting.

2.     If the shareholder’s securities are held by an intermediary (e.g. a broker) and the shareholder wishes to attend the Meeting to vote on the resolutions, please insert the shareholder’s name in the blank space provided, do not indicate a voting choice by any resolution, sign and date and return the Proxy in accordance with the instructions provided by the intermediary. Please contact the intermediary if there are any questions. At the Meeting a vote will be taken on each of the resolutions as set out on this Proxy and the shareholder’s vote will be counted at that time.

3.     If the shareholder cannot attend the Meeting but wishes to vote on the resolutions, the shareholder can appoint another person, who need not be a shareholder of the Company, to vote according to the shareholder’s instructions. To appoint someone other than the nominees named by management, please insert your appointed proxy holder’s name in the space provided, sign and date and return the Proxy. Where no choice on a resolution is specified by the shareholder, this Proxy confers discretionary authority upon the shareholder’s appointed proxy holder to vote for or against or withhold vote with respect to that resolution, provided that with respect to a resolution relating to a director nominee or auditor, the proxy holder only has the discretion to vote or not vote for such nominee.

4.     If the shareholder cannot attend the Meeting but wishes to vote on the resolutions and to appoint one of the nominees named by management as proxy holder, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. Where no choice is specified by a shareholder on a resolution shown on the Proxy, a nominee of management acting as proxy holder will vote the securities as if the shareholder had specified an affirmative vote.

5.     The securities represented by this Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the Proxy, or matters which may properly come before the Meeting, the securities will be voted by the nominee appointed as the proxy holder, in its sole discretion, sees fit.

6.     If the shareholder votes by completing and returning the Proxy, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To vote in person at the Meeting, the shareholder must revoke the Proxy in writing as set forth in the Information Circular.

7.     This Proxy is not valid unless it is dated and signed by the shareholder or by the shareholder’s attorney duly authorized by the shareholder in writing, or, in the case of a corporation, by its duly authorized officer or attorney for the corporation. If an attorney executes the Proxy for an individual shareholder or joint shareholders or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or the attorney, as the case may be, or a notarial copy thereof, must accompany the Proxy.

8.     To be valid, this Proxy, duly dated and signed, must arrive at the office of the Transfer Agent of the Company, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, or delivered to the Chairman of the Meeting prior to the commencement of the Meeting.